EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Cory Mullen-Rusin, Principal Financial Officer of Teucrium Trading, LLC, the Sponsor of Teucrium Commodity Trust (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form 10-Q for the period ended June 30, 2026, (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Cory Mullen-Rusin
Cory Mullen-Rusin
Chief Financial Officer/Chief Accounting Officer
Teucrium Trading, LLC, Sponsor of Teucrium Commodity Trust

August 14, 2026